SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: November 1, 2005
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                   0-18105                  11-2871434
(State or other              (Commission              (IRS Employer
 jurisdiction of             File Number)             Identification
 incorporation)                                          Number)


180 Linden Avenue, Westbury, New York                     11590
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number including area code     (516) 997-4600


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On November 1, 2005, the Company received written notification from Nasdaq that its deadline to regain compliance with the minimum bid price requirement under Marketplace Rule 4310(c)(4) has been extended from October 31, 2005 to April 27, 2006. The extension is based upon the Company having met all of the other requirements for continued listing on Nasdaq.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VASOMEDICAL, INC.


                                        By:  /s/ Thomas W. Fry
                                            Thomas W. Fry
                                            Chief Financial Officer

Dated:   November 7,  2005